                    General American Life Insurance Company

                               Power of Attorney

                              Eric T. Steigerwalt
   Chairman of the Board, President and Chief Executive Officer and Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  General American Separate Account Two
       (Individual Variable Annuity File No. 002-39272),

    .  General American Separate Account Eleven
       (Flexible Premium VUL 95 File No. 033-10146, Variable General Select Plus and Russell Select VUL File No. 033-48550,Flexible Premium VUL100 File No. 033-84104, Flexible Premium VUL 98/00 File No. 333-53477, Joint and Last Survivor VUL 98 File No. 333-53673, Executive Benefit File No. 333-64216, American Vision Series VUL 2002 File No. 333-73672, and Destiny File No. 333-83625),

    .  General American Separate Account Twenty-Eight
       (Variable Annuity File No. 033-54772),

    .  General American Separate Account Twenty-Nine
       (Variable Annuity File No. 033-54774),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2013.

/s/ Eric T. Steigerwalt
---------------------------------
Eric T. Steigerwalt

                    General American Life Insurance Company

                               Power of Attorney

                             Kimberly A. Berwanger
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kimberly A. Berwanger, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  General American Separate Account Two
       (Individual Variable Annuity File No. 002-39272),

    .  General American Separate Account Eleven
       (Flexible Premium VUL 95 File No. 033-10146, Variable General Select Plus and Russell Select VUL File No. 033-48550,Flexible Premium VUL100 File No. 033-84104, Flexible Premium VUL 98/00 File No. 333-53477, Joint and Last Survivor VUL 98 File No. 333-53673, Executive Benefit File No. 333-64216, American Vision Series VUL 2002 File No. 333-73672, and Destiny File No. 333-83625),

    .  General American Separate Account Twenty-Eight
       (Variable Annuity File No. 033-54772),

    .  General American Separate Account Twenty-Nine
       (Variable Annuity File No. 033-54774),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2012.

/s/ Kimberly A. Berwanger
-----------------------------------
Kimberly A. Berwanger

                    General American Life Insurance Company

                               Power of Attorney

                                Peter M. Carlson
        Director, Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, a Director, Executive Vice President and Chief Accounting Officer of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .   General American Separate Account Two
        (Individual Variable Annuity File No. 002-39272),

    .   General American Separate Account Eleven
        (Flexible Premium VUL 95 File No. 033-10146, Variable General Select Plus and Russell Select VUL File No. 033-48550,Flexible Premium VUL100 File No. 033-84104, Flexible Premium VUL 98/00 File No. 333-53477, Joint and Last Survivor VUL 98 File No. 333-53673, Executive Benefit File No. 333-64216, American Vision Series VUL 2002 File No. 333-73672, and Destiny File No. 333-83625),

    .   General American Separate Account Twenty-Eight
        (Variable Annuity File No. 033-54772),

    .   General American Separate Account Twenty-Nine
        (Variable Annuity File No. 033-54774),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2013.

/s/ Peter M. Carlson
-------------------------------
Peter M. Carlson

                    General American Life Insurance Company

                               Power of Attorney

                               Paul G. Cellupica
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Paul G. Cellupica, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .   General American Separate Account Two
        (Individual Variable Annuity File No. 002-39272),

    .   General American Separate Account Eleven
        (Flexible Premium VUL 95 File No. 033-10146, Variable General Select Plus and Russell Select VUL File No. 033-48550,Flexible Premium VUL100 File No. 033-84104, Flexible Premium VUL 98/00 File No. 333-53477, Joint and Last Survivor VUL 98 File No. 333-53673, Executive Benefit File No. 333-64216, American Vision Series VUL 2002 File No. 333-73672, and Destiny File No. 333-83625),

    .   General American Separate Account Twenty-Eight
        (Variable Annuity File No. 033-54772),

    .   General American Separate Account Twenty-Nine
        (Variable Annuity File No. 033-54774),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July, 2012.

/s/ Paul G. Cellupica
----------------------------------
Paul G. Cellupica

                    General American Life Insurance Company

                               Power of Attorney

                              Elizabeth M. Forget
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .   General American Separate Account Two
        (Individual Variable Annuity File No. 002-39272),

    .   General American Separate Account Eleven
        (Flexible Premium VUL 95 File No. 033-10146, Variable General Select Plus and Russell Select VUL File No. 033-48550,Flexible Premium VUL100 File No. 033-84104, Flexible Premium VUL 98/00 File No. 333-53477, Joint and Last Survivor VUL 98 File No. 333-53673, Executive Benefit File No. 333-64216, American Vision Series VUL 2002 File No. 333-73672, and Destiny File No. 333-83625),

    .   General American Separate Account Twenty-Eight
        (Variable Annuity File No. 033-54772),

    .   General American Separate Account Twenty-Nine
        (Variable Annuity File No. 033-54774),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July, 2012.

/s/ Elizabeth M. Forget
-----------------------------------
Elizabeth M. Forget

                    General American Life Insurance Company

                               Power of Attorney

                               Michael P. Harwood
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Michael P. Harwood, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .   General American Separate Account Two
        (Individual Variable Annuity File No. 002-39272),

    .   General American Separate Account Eleven
        (Flexible Premium VUL 95 File No. 033-10146, Variable General Select Plus and Russell Select VUL File No. 033-48550,Flexible Premium VUL100 File No. 033-84104, Flexible Premium VUL 98/00 File No. 333-53477, Joint and Last Survivor VUL 98 File No. 333-53673, Executive Benefit File No. 333-64216, American Vision Series VUL 2002 File No. 333-73672, and Destiny File No. 333-83625),

    .   General American Separate Account Twenty-Eight
        (Variable Annuity File No. 033-54772),

    .   General American Separate Account Twenty-Nine
        (Variable Annuity File No. 033-54774),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2012.

/s/ Michael P. Harwood
----------------------------------
Michael P. Harwood

                    General American Life Insurance Company

                               Power of Attorney

                                Paul A. LaPiana
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. LaPiana, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele
H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .   General American Separate Account Two
        (Individual Variable Annuity File No. 002-39272),

    .   General American Separate Account Eleven
        (Flexible Premium VUL 95 File No. 033-10146, Variable General Select Plus and Russell Select VUL File No. 033-48550,Flexible Premium VUL100 File No. 033-84104, Flexible Premium VUL 98/00 File No. 333-53477, Joint and Last Survivor VUL 98 File No. 333-53673, Executive Benefit File No. 333-64216, American Vision Series VUL 2002 File No. 333-73672, and Destiny File No. 333-83625),

    .   General American Separate Account Twenty-Eight
       (Variable Annuity File No. 033-54772),

    .   General American Separate Account Twenty-Nine
        (Variable Annuity File No. 033-54774),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2012.

/s/ Paul A. LaPiana
---------------------------------
Paul A. LaPiana

                    General American Life Insurance Company

                               Power of Attorney

                                 Gene L. Lunman
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Gene L. Lunman, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele
H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .   General American Separate Account Two
        (Individual Variable Annuity File No. 002-39272),

    .   General American Separate Account Eleven
        (Flexible Premium VUL 95 File No. 033-10146, Variable General Select Plus and Russell Select VUL File No. 033-48550,Flexible Premium VUL100 File No. 033-84104, Flexible Premium VUL 98/00 File No. 333-53477, Joint and Last Survivor VUL 98 File No. 333-53673, Executive Benefit File No. 333-64216, American Vision Series VUL 2002 File No. 333-73672, and Destiny File No. 333-83625),

    .   General American Separate Account Twenty-Eight
        (Variable Annuity File No. 033-54772),

    .   General American Separate Account Twenty-Nine
        (Variable Annuity File No. 033-54774),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July, 2012.

/s/ Gene L. Lunman
---------------------------------
Gene L. Lunman

                    General American Life Insurance Company

                               Power of Attorney

                                Stanley J. Talbi
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Stanley J. Talbi, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele
H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .   General American Separate Account Two
        (Individual Variable Annuity File No. 002-39272),

    .   General American Separate Account Eleven
        (Flexible Premium VUL 95 File No. 033-10146, Variable General Select Plus and Russell Select VUL File No. 033-48550,Flexible Premium VUL100 File No. 033-84104, Flexible Premium VUL 98/00 File No. 333-53477, Joint and Last Survivor VUL 98 File No. 333-53673, Executive Benefit File No. 333-64216, American Vision Series VUL 2002 File No. 333-73672, and Destiny File No. 333-83625),

    .   General American Separate Account Twenty-Eight
        (Variable Annuity File No. 033-54772),

    .   General American Separate Account Twenty-Nine
        (Variable Annuity File No. 033-54774),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2013.

/s/ Stanley J. Talbi
----------------------------------
Stanley J. Talbi

                    General American Life Insurance Company

                               Power of Attorney

                                  Anne Belden
                            Vice President, Finance

KNOW ALL MEN BY THESE PRESENTS, that I, Anne Belden, Vice President, Finance of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .   General American Separate Account Two
        (Individual Variable Annuity File No. 002-39272),

    .   General American Separate Account Eleven
        (Flexible Premium VUL 95 File No. 033-10146, Variable General Select Plus and Russell Select VUL File No. 033-48550,Flexible Premium
        VUL100 File No. 033-84104, Flexible Premium VUL 98/00 File No. 333-53477, Joint and Last Survivor VUL 98 File No. 333-53673, Executive Benefit File No. 333-64216, American Vision Series VUL 2002 File No. 333-73672, and Destiny File No. 333-83625),

    .   General American Separate Account Twenty-Eight
        (Variable Annuity File No. 033-54772),

    .   General American Separate Account Twenty-Nine
        (Variable Annuity File No. 033-54774),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2013.

/s/ Anne Belden
-------------------------------
Anne Belden